UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26,  2018

BNET MEDIA GROUP, INC.

(Exact name of registrant as specified in its charter)

                                     Commission File Number:  333-178000

NEVADA                       30-0523156

(State or other jurisdiction of incorporation)                                      (I.R.S. Employer Identification No.)

291 South 200 West, Farmington UT                                                        84025

(Address of principal executive offices)                                                      ( Zip Code)

Registrant’s telephone number, including area code:

 (801) 928-8266

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Bnet Media Group, Inc.

Form 8-K

Current Report

ITEM 5.02       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

 On January 25, 2018, the registrant’s Board of Directors approved the appointments of 2 independent directors.  It was determined by the Board of Directors of the Company that the skills these directors possessed would greatly enhance the international growth of the company.

Avril Renee Gay, age 40, an international attorney. Frank Madison age 59, a well-respected fund manager and former defense attorney.  The Company has not enter into any agreements or stock option regarding the new registrants. The registrants, to serve as independent directors’, were appointed on January 25, 2018.

The appointed registrants will serve as Directors until the next annual meeting or until such time as their successors are duly appointed.

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 ITEM 9.01                                FINANCIAL STATEMENTS AND EXHIBITS

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

  Date:  January 26, 2018                                             Bnet Media Group, Inc.

     A Nevada Corporation

         /s/ Gerald E. Sklar

         By:  Gerald E. Sklar

         Its President and chief Executive Officer

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